CFO COMMENTARY Q2 FY2021 ScanSource, Inc. scansource.com FINANCIAL INFORMATION AND CONFERENCE CALL Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company’s SEC filings on Form 10-Q for the quarter ended December 31, 2020. All results reflect continuing operations only unless otherwise noted. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, February 2, 2021 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days. SECOND QUARTER SUMMARY For the second quarter of our fiscal year, we continued to build back sales volumes with 7% Q/Q sales growth and gained operating leverage on SG&A expenses. We realized the planned quarterly impact of the expense reduction plan we announced in July. We delivered net sales of $810.9 million (down 2% Y/Y, or up 2% Y/Y for organic growth). We saw continued progress in recovering from the sales impact of the COVID-19 pandemic in North America and Brazil. As expected, Intelisys net sales grew 15% Y/Y. The gross profit margin was lower than expected due to sales mix and vendor program recognition. We strengthened our balance sheet, reducing working capital by $22 million Q/Q (down $181 million Y/Y) and generating strong cash flow of $44 million for the quarter and $215 million for the trailing 12-month period. For the quarter, our return on invested capital (ROIC) increased to 12.4%. During the quarter, we completed the sale of our products distribution businesses in Latin America (on 10/30/20) and in Europe and the UK (on 11/12/20). CFO COMMENTARY Q2 FY 2021 February 2, 20211 Please see the Appendix for calculation of non- GAAP measures and reconciliations to GAAP measures. Q2 FY2021: Stronger sales growth than expected Exhibit 99.2

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2021

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q2 FY21	Q1 FY21	Q2 FY20	Q/Q Change	Y/Y Change
Net sales	$810.9	$757.3	$824.0	+7%	-2%
Gross profit	$86.0	$80.8	$98.3	+7%	-12%
Gross profit margin %	10.6%	10.7%	11.9%	-6 bps	-132 bps
SG&A expenses	$60.5	$62.1	$67.8	-3%	-11%
Non-GAAP SG&A expenses	$59.1	$61.6	$66.7	-4%	-11%
Operating income	$17.1	$1.6	$18.6	n/m	-8%
Operating income %	2.1%	0.2%	2.3%	n/m	-14 bps
Non-GAAP operating income	$23.8	$15.8	$28.5	+51%	-16%
Non-GAAP operating income %	2.9%	2.1%	3.5%	+86 bps	-51 bps
GAAP net income	$11.1	($0.1)	$11.6	n/m	-5%
Non-GAAP net income	$16.5	$10.7	$19.4	+54%	-15%
GAAP diluted EPS	$0.43	($0.01)	$0.46	n/m	-7%
Non-GAAP diluted EPS	$0.65	$0.42	$0.77	+55%	-16%

- Net sales of $810.9 million; up 7% Q/Q and down 2% Y/Y
  - FX impact of ($28) million; organic growth up 2% Y/Y
  - Volume increases across most technologies; record net sales in Brazil
  - Intelisys recurring revenue increased approximately 15% Y/Y
- Gross profit margin of 10.6%
  - Reflects lower supplier program recognition
  - Lower margin sales mix, including large deals
- Non-GAAP operating income of $23.8 million
  - Y/Y decrease from lower sales volume and lower margin
  - Partially offset by lower SG&A expense
- SG&A expenses down 11% Y/Y
  - SG&A reflects realization of $30 million annualized expense reduction program
- GAAP diluted EPS of $0.43 and non-GAAP diluted EPS of $0.65

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, restructuring charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 2 February 2, 2021

CFO COMMENTARY Q2 FY2021 ScanSource, Inc. scansource.com Q2 FY21 Q1 FY21 Q2 FY20 Net sales $551.4 $523.6 $575.0 Gross profit $42.7 $41.1 $51.1 Gross profit margin % 7.7% 7.8% 8.9% Operating income $5.9 $2.1 $13.3 Operating income % 1.1% 0.4% 2.3% Non-GAAP operating income $7.9 $4.1 $15.3 Non-GAAP operating income % 1.4% 0.8% 2.7% 1 February 2, 2021 WORLDWIDE BARCODE, NETWORKING & SECURITY • Net sales of $551 million; up 5% Q/Q and down 4% Y/Y (organic growth down 3% Y/Y) - Growth across key technologies including mobility, self-checkout, video surveillance and networking - Strong growth in Brazil • Gross profit margin of 7.7%, down both Y/Y and Q/Q - Lower supplier program recognition - Lower margin sales mix, including large deals • Operating income of $7.9 million - Y/Y reflects lower gross profits from lower sales volumes and gross margin declines $575 $489 $448 $524 $551 $300 $400 $500 $600 $700 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Net Sales, $ in millions Y/Y Growth -4% Y/Y Organic Growth -3% $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, impairment charges and other non-GAAP items. 3

CFO COMMENTARY Q2 FY2021 ScanSource, Inc. scansource.com Q2 FY21 Q1 FY21 Q2 FY20 Net sales $259.5 $233.8 $249.0 Gross profit $43.4 $39.7 $47.2 Gross profit margin % 16.7% 17.0% 19.0% Operating income $13.1 $8.3 $6.4 Operating income % 5.0% 3.5% 2.6% Non-GAAP operating income $16.0 $11.7 $13.2 Non-GAAP operating income % 6.2% 5.0% 5.3% February 2, 2021 WORLDWIDE COMMUNICATIONS & SERVICES $249 $255 $189 $234 $260 $- $100 $200 $300 $400 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Net Sales, $ in millions Y/Y Growth +4% Y/Y Organic Growth +12% $ in millions • Net sales of $260 million; up 11% Q/Q and up 4% Y/Y (organic growth up 12% Y/Y) - For communications, growth in cloud solutions, cloud-enabled endpoints and headsets - Strong growth in Brazil - Record net sales for Intelisys master agency, up 15% Y/Y • Gross profit margin of 16.7% - Lower supplier program recognition - Lower margin sales mix • Non-GAAP operating income of $16.0 million (+21% Y/Y) - Higher sales volumes - Lower SG&A expenses 4 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impairment charges, and other non-GAAP items.

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2021

WORKING CAPITAL

$ in millions	Q2 FY21	Q1 FY21	Q2 FY20
Accounts receivable (Q/E)	$534.6	$509.8	$513.6
Days sales outstanding in receivables	60	61	56
Inventory (Q/E)	$421.0	$423.1	$621.1
Inventory turns	6.9	6.2	4.8
Accounts payable (Q/E)	$589.3	$544.9	$587.0
Paid for inventory days*	(11.8)	(7.2)	12.2
Working capital (Q/E) (AR+INV–AP)	$366.3	$388.0	$547.8

* Paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $366.3 million, down 6% Q/Q and down 33% Y/Y
- Days sales outstanding in receivables of 60 days, in line with typical levels
- Inventory of $421.0 million, down 32% Y/Y
  - Inventory turns increased to 6.9x
- Paid for inventory days of (11.8) driven by reduction in inventory and timing of accounts payable
- Cash conversion cycle improves to 48 days (down from 54 for previous quarter and 68 for previous year)

scansource.com 5 February 2, 2021

CFO COMMENTARY Q2 FY2021 ScanSource, Inc. scansource.com Q2 FY21 Q1 FY21 Q2 FY20 Adjusted EBITDA (QTR)* $27.7 $19.7 $33.0 Adjusted ROIC (QTR)* 12.4% 8.4% 9.9% Operating cash flow (QTR) $44.4 $71.2 $55.1 Operating cash flow, trailing 12 months $215.0 $225.6 $134.9 Cash and cash equivalents (Q/E), including discontinued operations $67.2 $55.6 $42.0 Debt (Q/E), including discontinued operations $151.9 $168.7 $357.7 Net debt, including discontinued operations to adjusted EBITDA, trailing 12 months* 1.1x 1.3x 2.3x February 2, 2021 CASH FLOW AND BALANCE SHEET HIGHLIGHTS • Adjusted EBITDA of $27.7 million - Up 40% Q/Q from higher sales volumes and lower SG&A expenses - Down 16% Y/Y primarily from lower sales volumes and lower gross profit margins • Operating cash flow of $44.4 million for the quarter and $215.0 million for the trailing-12 months - Primarily from lower working capital, including higher accounts payable and lower inventory • Cash and cash equivalent balances of $67.2 million at 12/31/20, including $48.5 million held outside of the U.S. • Net debt to trailing 12-month adjusted EBITDA is 1.1x $ in millions * Excludes non-GAAP adjustments and change in fair value of contingent consideration 6

CFO COMMENTARY Q2 FY2021 ScanSource, Inc. scansource.com FORWARD-LOOKING STATEMENTS This CFO Commentary contains certain comments that are “forward-looking” statements, including statements about the impact of the COVID-19 pandemic and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, risk to our business from a cyber-security attack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2020, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. NON-GAAP FINANCIAL INFORMATION In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non- GAAP diluted EPS, non-GAAP net sales, non- GAAP gross profit, non-GAAP gross margin, non-GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales excluding the Divestitures less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. February 2, 20217

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 810,897	$ 757,342	$ 636,450	$ 744,584	$ 823,999	7%	(2)%
Gross profit	$ 86,043	$ 80,779	$ 74,147	$ 84,579	$ 98,319	7%	(12)%
Gross profit margin %	*10.6 %*	*10.7 %*	*11.7 %*	*11.4 %*	*11.9 %*	*(6) bp*	*(132) bp*
SG&A expenses	$ 60,470	$ 62,112	$ 58,192	$ 65,140	$ 67,840	(3)%	(11)%
Operating income (loss)	$ 17,130	$ 1,634	$ (113,439)	$ 10,393	$ 18,566	*n/m*	(8)%
Operating income (loss) %	*2.11 %*	*0.22 %*	*(17.82)%*	*1.40 %*	*2.25 %*	*n/m*	*(14) bp*
Net income (loss)	$ 11,061	$ (115)	$ (108,859)	$ 5,715	$ 11,626	*n/m*	*(5)%*
Diluted EPS	$ 0.43	$ (0.01)	$ (4.29)	$ 0.22	$ 0.46	*n/m*	*(7)%*
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 810,897	$ 757,342	$ 636,450	$ 744,584	$ 823,999	7%	(2)%
Gross profit	$ 86,043	$ 80,779	$ 74,147	$ 84,579	$ 98,319	7%	(12)%
Gross profit margin %	*10.6 %*	*10.7 %*	*11.7 %*	*11.4 %*	*11.9 %*	*(6) bp*	*(132) bp*
Non-GAAP SG&A expenses	$ 59,110	$ 61,614	$ 62,624	$ 66,679	$ 66,689	(4)%	(11)%
Non-GAAP Operating income	$ 23,836	$ 15,769	$ 8,219	$ 14,800	$ 28,469	51%	(16)%
Non-GAAP Operating income %	*2.94 %*	*2.08 %*	*1.29 %*	*1.99 %*	*3.45 %*	*86 bp*	*(52) bp*
Non-GAAP Net income	$ 16,469	$ 10,698	$ 4,857	$ 9,243	$ 19,406	54%	(15)%
Non-GAAP Diluted EPS	$ 0.65	$ 0.42	$ 0.19	$ 0.35	$ 0.77	55%	(16)%
Adjusted EBITDA	$ 27,732	$ 19,743	$ 12,321	$ 19,845	$ 33,019	40%	(16)%
Adjusted ROIC	*12.4 %*	*8.4 %*	*4.0 %*	*6.0 %*	*9.9 %*	*393 bp*	*251 bp*
Operating cash flow (QTR)	$ 44,449	$ 71,225	$ 73,953	$ 25,348	$ 55,104	(38)%	(19)%
Operating cash flow (TTM)	$ 214,975	$ 225,630	$ 182,035	$ 142,534	$ 134,948	(5)%	*59%*

[(a)] See page 9 through 11 of the Appendix for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 8 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

Quarter ended December 31, 2020	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 810,897	$ —	$ —	$ —	$ —	$ —	$ 810,897
Gross profit	86,043	—	—	—	—	—	86,043
SG&A expenses	60,470	—	—	(1,360)	—	—	59,110
Operating income	17,130	4,862	—	1,844	—	—	23,836
Other expense, net	1,386	—	—	—	—	—	1,386
Pre-tax income	15,744	4,862	—	1,844	—	—	22,450
Net income	11,061	3,682	—	1,726	—	—	16,469
Diluted EPS	$ 0.43	$ 0.15	$ —	$ 0.07	$ —	$ —	$ 0.65

(a) Acquisition and divestiture costs totaled $1.4 million for the quarter ended December 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.5 million for the quarter ended December 31, 2020.

($ in thousands)

Quarter ended September 30, 2020	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 757,342	$ —	$ —	$ —	$ —	$ —	$ 757,342
Gross profit	80,779	—	—	—	—	—	80,779
SG&A expenses	62,112	—	—	(498)	—	—	61,614
Operating income	1,634	4,853	516	8,766	—	—	15,769
Other expense, net	1,796	—	—	—	—	—	1,796
Pre-tax (loss) income	(162)	4,853	516	8,766	—	—	13,973
Net (loss) income	(115)	3,675	390	6,748	—	—	10,698
Diluted EPS	$ (0.01)	$ 0.14	$ 0.02	$ 0.27	$ —	$ —	$ 0.42

(a) Acquisition and divestiture costs totaled $0.5 million for the quarter ended September 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $8.3 million for the quarter ended September 30, 2020.

scansource.com 9 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 636,450	$ —	$ —	$ —	$ —	$ —	$ 636,450
Gross profit	74,147	—	—	—	—	—	74,147
SG&A expenses	58,192	—	—	(1,311)	5,743	—	62,624
Operating (loss) income	(113,439)	4,946	674	1,311	(5,743)	120,470	8,219
Other expense, net	(489)	—	—	—	2,681	—	2,192
Pre-tax (loss) income	(112,950)	4,946	674	1,311	(8,424)	120,470	6,027
Net (loss) income	(108,859)	3,744	510	1,311	(6,247)	114,398	4,857
Diluted EPS	$ (4.29)	$ 0.15	$ 0.02	$ 0.05	$ (0.25)	$ 4.51	$ 0.19

(a) Acquisition and divestiture costs totaled $1.3 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes.

($ in thousands)

	Quarter ended March 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 744,584	$ —	$ —	$ —	$ —	$ —	$ 744,584
Gross profit	84,579	—	—	—	—	—	84,579
SG&A expenses	65,140	—	—	(781)	2,320	—	66,679
Operating income	10,393	5,159	618	950	(2,320)	—	14,800
Other expense, net	1,881	—	—	—	—	—	1,881
Pre-tax income	8,513	5,159	618	950	(2,320)	—	12,920
Net income	5,715	3,909	467	906	(1,754)	—	9,243
Diluted EPS	$ 0.22	$ 0.15	$ 0.02	$ 0.04	$ (0.07)	$ —	$ 0.35

(a) Acquisition and divestiture costs totaled $0.8 million for the quarter ended March 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.2 million for the quarter ended March 31, 2020.

scansource.com
10
February 2, 2021

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended December 31, 2019 Reported GAAP measure Intangible amortization expense Change in fair value of contingent consideration Acquisition, divestiture and restructuring costs(a) Tax recovery, net Impairment charges Non-GAAP measure Net sales $ 823,999 $ — $ — $ — $ — $ — $ 823,999 Gross profit 98,319 — — — — — 98,319 SG&A expenses 67,840 — — (1,151) — — 66,689 Operating income 18,566 5,310 3,176 1,417 — — 28,469 Other expense, net 2,533 — — — — — 2,533 Pre-tax income 16,033 5,310 3,176 1,417 — — 25,936 Net income 11,626 4,032 2,401 1,347 — — 19,406 Diluted EPS $ 0.46 $ 0.16 $ 0.09 $ 0.06 $ — $ — $ 0.77 (a) Acquisition and divestiture costs totaled $1.2 million for the quarter ended December 31, 2019 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.3 million for the quarter ended December 31, 2019. ScanSource, Inc. CFO COMMENTARY Q2 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended December 31, 2020:			
Q2 FY21 net sales, as reported	$ 551,394	$ 259,503	$ 810,897
Foreign exchange impact (a)	7,903	19,882	27,785
Q2 FY21 net sales, constant currency (non-GAAP)	$ 559,297	$ 279,385	$ 838,682
For the quarter ended December 31, 2019:			
Q2 FY20 net sales, as reported	$ 575,001	$ 248,998	$ 823,999
Y/Y % Change:			
As reported	**(4.1)%**	**4.2 %**	**(1.6)%**
Constant currency (non-GAAP)	**(2.7)%**	**12.2 %**	**1.8 %**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2020 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2019.

scansource.com 12 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended December 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	551,394	—	—	—	—	—	$ 551,394
Gross Profit	42,685	—	—	—	—	—	$ 42,685
Gross profit margin %	7.7 %	— %	— %	— %	— %	— %	7.7 %
Operating income	5,887	1,968	—	—	—	—	$ 7,855
Operating income margin %	1.1 %	— %	— %	— %	— %	— %	1.4 %
Worldwide Communications & Services:							
Net sales	259,503	—	—	—	—	—	$ 259,503
Gross Profit	43,358	—	—	—	—	—	$ 43,358
Gross profit margin %	16.7 %	— %	— %	— %	— %	— %	16.7 %
Operating income	13,087	2,894	—	—	—	—	$ 15,981
Operating income margin %	5.0 %	— %	— %	— %	— %	— %	6.2 %

($ in thousands)

	Quarter Ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	523,577	—	—	—	—	—	$ 523,577
Gross Profit	41,085	—	—	—	—	—	$ 41,085
Gross profit margin %	7.8 %	— %	— %	— %	— %	— %	7.8 %
Operating income	2,147	1,968	—	—	—	—	$ 4,115
Operating income margin %	0.4 %	— %	— %	— %	— %	— %	0.8 %

scansource.com
13
February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR, continued

($ in thousands)

	Quarter Ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Communications & Services:							
Net sales	233,765	—	—	—	—	—	$ 233,765
Gross Profit	39,694	—	—	—	—	—	$ 39,694
Gross profit margin %	17.0 %	— %	— %	— %	— %	— %	17.0 %
Operating income	8,253	2,885	516	—	—	—	$ 11,654
Operating income margin %	3.5 %	— %	— %	— %	— %	— %	5.0 %

($ in thousands)

	Quarter Ended December 31, 2019						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax recovery, net	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	575,001	—	—	—	—	—	$ 575,001
Gross Profit	51,133	—	—	—	—	—	$ 51,133
Gross profit margin %	8.9 %	— %	— %	— %	— %	— %	8.9 %
Operating income	13,302	1,968	—	—	—	—	$ 15,270
Operating income margin %	2.3 %	— %	— %	— %	— %	— %	2.7 %
Worldwide Communications & Services:							
Net sales	248,998	—	—	—	—	—	$ 248,998
Gross Profit	47,186	—	—	—	—	—	$ 47,186
Gross profit margin %	19.0 %	— %	— %	— %	— %	— %	19.0 %
Operating income	6,415	3,342	3,176	266	—	—	$ 13,199
Operating income margin %	2.6 %	— %	— %	— %	— %	— %	5.3 %

scansource.com 14 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20
Adjusted return on invested capital (ROIC), annualized (a)	**12.4 %**	**8.4 %**	**4.0 %**	**6.0 %**	**9.9 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 11,061	$ (115)	$ (108,859)	$ 5,716	$ 11,626
Plus:					
Interest expense	1,796	1,913	2,497	3,098	3,312
Income taxes	4,683	(47)	(4,091)	2,797	4,407
Depreciation and amortization	8,349	8,710	8,743	8,986	9,081
EBITDA	25,889	10,461	(101,710)	20,597	28,426
Adjustments:					
Change in fair value of contingent consideration	—	516	674	618	3,176
Tax recovery, net	—	—	(8,424)	(2,320)	—
Acquisition and divestiture costs	1,359	498	1,311	781	1,151
Restructuring costs	484	8,268	—	169	266
Impairment charges	—	—	120,470	—	—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 27,732**	**$ 19,743**	**$ 12,321**	**$ 19,845**	**$ 33,019**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 671,227	$ 678,246	$ 897,678	$ 927,580	$ 905,751
Equity - end of quarter	682,139	671,227	678,246	897,678	927,580
Adjustments:					
Change in fair value of contingent consideration, net of tax	—	390	510	467	2,401
Tax recovery, net and related interest income, net of tax	—	—	(6,247)	(1,754)	—
Acquisition and divestiture costs	1,359	498	1,311	781	1,151
Asset impairment, net of tax	—	—	114,398	—	—
Restructuring costs, net of tax	366	6,250	—	125	196
Discontinued operations net loss	25,255	11,704	108,403	4,003	260
Average equity	690,173	684,158	897,150	914,440	918,670
Average funded debt (b)	198,620	243,268	337,973	405,533	411,614
Invested capital (denominator for ROIC) (non-GAAP)	**$ 888,793**	**$ 927,426**	**$ 1,235,123**	**$ 1,319,973**	**$ 1,330,284**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 15 February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20
Debt of continuing operations(Q/E)	$ 151,924	$ 148,799	$ 218,728	$ 281,951	$ 280,791
Debt of discontinued operations (Q/E)	—	19,932	28,228	38,645	76,954
Consolidated debt (Q/E)	151,924	168,731	246,956	320,596	357,745
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(67,187)	(49,889)	(29,485)	(29,758)	(38,773)
Cash and cash equivalents of discontinued operations (Q/E)	—	(5,678)	(4,970)	(4,838)	(3,232)
Consolidated cash and cash equivalents (Q/E)	(67,187)	(55,567)	(34,455)	(34,596)	(42,005)
Net debt (Q/E)	**$ 84,737**	**$ 113,164**	**$ 212,501**	**$ 286,000**	**$ 315,740**
Reconciliation of Net Income to Adjusted EBITDA					
Net income (loss) from continuing operations - GAAP	$ 11,061	$ (115)	$ (108,859)	$ 5,716	$ 11,626
Plus:					
Interest expense	1,796	1,913	2,497	3,098	3,312
Income taxes	4,683	(47)	(4,091)	2,797	4,407
Depreciation and amortization	8,349	8,710	8,743	8,986	9,081
EBITDA	25,889	10,461	(101,710)	20,597	28,426
Adjustments:					
Change in fair value of contingent consideration	—	516	674	618	3,176
Tax recovery, net	—	—	(8,424)	(2,320)	—
Acquisition and divestiture costs	1,359	498	1,311	781	1,151
Restructuring costs	484	8,268	—	169	266
Impairment charges	—	—	120,470	—	—
Adjusted EBITDA (non-GAAP)	$ 27,732	$ 19,743	$ 12,321	$ 19,845	$ 33,019
Adjusted EBITDA, TTM (a)	**$ 79,642**	**$ 84,929**	**$ 97,047**	**$ 119,925**	**$ 135,627**
Net Debt / Adjusted EBITDA, TTM (a)	**1.1x**	**1.3x**	**2.2x**	**2.4x**	**2.3x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com
16
February 2, 2021

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Discontinued Operations, Net Sales and Working Capital

($ in thousands)	Q2 FY21	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20
Net sales from continuing operations	$ 810,897	$ 757,342	$ 636,450	$ 744,584	$ 823,999
Net sales from discontinued operations	68,323	145,049	121,969	127,899	155,912
Working capital					
Net accounts receivable of continuing operations	$ 534,583	$ 509,779	$ 443,185	$ 504,366	$ 513,644
Net accounts receivable of discontinued operations	—	130,553	117,200	114,392	131,626
Inventory of continuing operations	$ 421,003	$ 423,088	$ 454,885	$ 550,072	$ 621,146
Inventory of discontinued operations	—	95,560	106,779	116,386	121,833
Accounts payable of continuing operations	$ 589,292	$ 544,856	$ 454,240	$ 533,124	$ 586,957
Accounts payable of discontinued operations	—	84,657	56,098	75,293	85,949
Working capital of continuing operations	$ 366,294	$ 388,011	$ 443,830	$ 521,314	$ 547,833
Working capital of discontinued operations	—	141,456	167,881	155,485	167,510

scansource.com 17 February 2, 2021